Exhibit 10.62.2

AMENDMENT NUMBER TWO

to the

Master Repurchase Agreement Dated as of May 19, 2006

By and among

NOVASTAR MORTGAGE, INC.,

NOVASTAR FINANCIAL, INC.,

NOVASTAR HOME MORTGAGE, INC.,

NOVASTAR CERTIFICATES FINANCING CORP.;

NOVASTAR CERTIFICATES FINANCING LLC,

HOMEVIEW LENDING, INC.,

ACCELERON LENDING, INC., and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER TWO (“Amendment Number Two”) is made this 27th day of October, 2006, by and among NOVASTAR MORTGAGE, INC. (“NMI”), NOVASTAR FINANCIAL, INC. (“NFI”), NOVASTAR HOME MORTGAGE, INC., (“NHMI”), NOVASTAR CERTIFICATES FINANCING CORP. (“NCFC”), NOVASTAR CERTIFICATES FINANCING LLC (“NCF”), HOMEVIEW LENDING, INC. (“HLI”) and ACCELERON LENDING, INC. (“ACC”; and together with NMI, NFI, NHMI, NCFC, NCF and HLI, the “Sellers”), each having an address at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114 and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Buyer”), to the Master Repurchase Agreement, dated as of May 19, 2006, as amended (the “Agreement”).

RECITALS

WHEREAS, the Sellers have requested that the Buyer agree to amend the Agreement to extend the Termination Date thereunder to November 10, 2006, as more specifically set forth herein;

WHEREAS, as of the date of this Amendment Number Two, the Sellers represent to the Buyer that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement;

WHEREAS, the Sellers and the Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of October 27, 2006, the definition of “Termination Date” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date” shall mean November 10, 2006, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Fees and Expenses. The Sellers agrees to pay to the Buyer all fees and out of pocket expenses incurred by the Buyer in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel incurred in connection with this Amendment Number Two), in accordance with Section 25 of the Agreement.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Two, the Sellers hereby represent to the Buyer that as of the date hereof, each of the Sellers is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. GOVERNING LAW. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Sellers and the Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

NOVASTAR MORTGAGE, INC. (Seller)		NOVASTAR HOME MORTGAGE, INC. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

NOVASTAR FINANCIAL, INC. (Seller)		NOVASTAR CERTIFICATES FINANCING CORP. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

NOVASTAR CERTIFICATES FINANCING LLC. (Seller)		HOMEVIEW LENDING, INC. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

ACCELERON LENDING, INC. (Seller)		GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (Buyer)

By:	/s/ Todd Phillips	By:	/s/ Anthony Palmisano
Name:	Todd Phillips	Name:	Anthony Palmisano
Title:	Vice President, Treasurer and Controller	Title:	Managing Director